EXHIBIT D

                     Form of Notice of Withdrawal of Tender

        (To be provided only to members that call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                             Regarding Interests in

                    ADVANTAGE ADVISERS SAWGRASS FUND, L.L.C.

                   Tendered Pursuant to the Offer to Purchase
                               Dated May 19, 2003

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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
             RECEIVED BY THE FUND BY, 12:00 MIDNIGHT, EASTERN TIME,
             ON MONDAY, JUNE 16, 2003, UNLESS THE OFFER IS EXTENDED.
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        COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY MAIL OR FAX TO:

                                    PFPC Inc.
                               Attn: Karl Garrett

                                  P.O. Box 249
                               Claymont, DE 19703
                              Fax: (302) 791-3105
                                 (302) 793-8132

                           For additional information:
                     Phone: (888) 697-9661 or (866) 306-0232


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


Advantage Advisers Sawgrass Fund, L.L.C.


Ladies and Gentlemen:

         The undersigned wishes to withdraw the tender of its limited liability company interest in ADVANTAGE ADVISERS SAWGRASS FUND, L.L.C. (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated
_____________________.

This tender was in the amount of:

         [ ]        Entire limited liability company interest.

         [ ] Portion of limited liability company interest expressed as a specific dollar value.

                          $___________________________

         [ ] Portion of limited liability company interest in excess of the Required Minimum Balance.

         The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S).

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
FOR INDIVIDUAL INVESTORS                                    FOR OTHER INVESTORS:
AND JOINT TENANTS:

------------------------------------                        ------------------------------------
Signature                                                   Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 ON SUBSCRIPTION AGREEMENT)


------------------------------------                        ------------------------------------
Print Name of Investor                                      Signature
                                                            (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                             ON SUBSCRIPTION AGREEMENT)


------------------------------------                        ------------------------------------
Joint Tenant Signature if necessary                         Print Name of Signatory and Title
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 ON SUBSCRIPTION AGREEMENT)


------------------------------------                        ------------------------------------
Print Name of Joint Tenant                                  Co-signatory if necessary
                                                            (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                             ON SUBSCRIPTION AGREEMENT)


                                                            ------------------------------------
                                                            Print Name and Title of Co-signatory

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Date:
       -------------------------------------


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